Monthly Noteholder's Statement
GE Capital Credit Card Master Note Trust
Series 2005 - 1

Class A LIBOR + 0.0400% Notes
Class B LIBOR + 0.1700% Notes
Class C LIBOR + 0.3400% Notes

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the "Indenture") between GE Capital Credit Card Master Note Trust (the "Issuer") and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2005 - 1 Indenture Supplement (the "Indenture Supplement"), dated as of March 30, 2005, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions to the Series 2005 - 1 Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Payment Date of December 15, 2009, and with respect to the performance of the Trust during the Monthly Period ended November 21, 2009 is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:	11/30/2009
Monthly Period Beginning:	10/22/2009
Monthly Period Ending:	11/21/2009
Previous Payment Date:	11/16/2009
Payment Date:	12/15/2009
Interest Period Beginning:	11/16/2009
Interest Period Ending:	12/14/2009
Days in Monthly Period:	31
Days in Interest Period:	29
LIBOR Determination Date	11/12/2009
LIBOR Rate	0.23875%
Is there a Reset Date?	No

I. Trust Receivables Information
a.	Number of Accounts Beginning	42,769,736
b.	Number of Accounts Ending	41,597,709
c.	Average Account Balance (q / b)	422.79

d.	BOP Principal Receivables	17,736,417,981.66
e.	BOP Finance Charge Receivables	570,366,603.42
f.	BOP Total Receivables	18,306,784,585.08

g.	Increase in Principal Receivables from Additional Accounts	0.00
h.	Increase in Principal Activity on Existing Securitized Accounts	2,203,625,388.74
i.	Increase in Finance Charge Receivables from Additional Accounts	0.00
j.	Increase in Finance Charge Activity on Existing Securitized Accounts	401,529,016.89
k.	Increase in Total Receivables	2,605,154,405.63

l.	Decrease in Principal Receivables due to Account Removal	0.00
m.	Decrease in Principal Activity on Existing Securitized Accounts	2,353,080,576.63
n.	Decrease in Finance Charge Receivables due to Account Removal	0.00
o.	Decrease in Finance Charge Activity on Existing Securitized Accounts	378,388,185.16
p.	Decrease in Total Receivables	2,731,468,761.79

q.	EOP Aggregate Principal Receivables	17,586,962,793.77
r.	EOP Finance Charge Receivables	593,507,435.15
s.	EOP Total Receivables	18,180,470,228.92

t.	Excess Funding Account Balance	0.00

u.	Required Principal Balance	16,805,052,825.75
v.	Minimum Free Equity Amount (EOP Aggregate Principal Receivables * 7.0%)	1,231,087,395.56
w.	Free Equity Amount (EOP Principal Receivables - EOP Collateral Amount (II.c.ii+II.a.ii+II.b.iii))	1,917,626,506.49

II. Investor Information (Trust Level)
a.	Note Principal Balance (Sum of all Series)
i.	Beginning of Interest Period	15,843,569,200.56
ii.	Increase in Note Principal Balance due to New Issuance	0.00
iii.	Decrease in Note Principal Balance due to Principal Paid and Note Retired	193,161,538.46
iv.	As of Payment Date	15,650,407,662.10

b.	Excess Collateral Amount (Sum of all Series)
i.	Beginning of Interest Period	1,118,947,086.72
ii.	Increase in Excess Collateral Amount in connection with the Supplemental Indenture	0.00
iii.	Increase in Excess Collateral Amount due to New Issuance	0.00
iv.	Reductions in Required Excess Collateral Amount	79,603,846.15
v.	Increase in Unreimbursed Investor Charge-Off	0.00
vi.	Decrease in Unreimbursed Investor Charge-Off	0.00
vii.	Increase in Unreimbursed Reallocated Principal Collections	0.00
viii.	Decrease in Unreimbursed Reallocated Principal Collections	0.00
ix.	As of Payment Date	1,039,343,240.57

c.	Collateral Amount (Sum of all Series)
i.	End of Prior Monthly Period	16,090,431,671.90
ii.	Beginning of Interest Period	15,669,336,287.28
iii.	As of Payment Date	14,534,450,902.67

III. Trust Performance Data (Monthly Period)
a.	Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)
i.	Current	24.1505%
ii.	Prior Monthly Period	20.8968%
iii.	Two Months Prior Monthly Period	25.0152%
iv.	Three-Month Average	23.3542%

b.	Payment Rate (Principal Collections / BOP Principal Receivables)
i.	Current	12.4280%
ii.	Prior Monthly Period	12.8797%
iii.	Two Months Prior Monthly Period	12.2913%
iv.	Three-Month Average	12.5330%

c.	Gross Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Fraud Amount / BOP Principal Receivables)
i.	Current	9.9670%
ii.	Prior Monthly Period	8.9046%
iii.	Two Months Prior Monthly Period	9.2068%
iv.	Three-Month Average	9.3595%

d.	Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)	10.0671%

e.	Net Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Recoveries - Fraud Amount / BOP Principal Receivables)
i.	Current	9.2997%
ii.	Prior Monthly Period	8.1516%
iii.	Two Months Prior Monthly Period	8.4029%
iv.	Three-Month Average	8.6181%

f.	Net Charge-Off Rate (Default Amount for Defaulted Accounts - Recoveries/ BOP Principal Receivables)	9.3998%

g.	Default Amount for Defaulted Accounts	148,794,618.93

h.	Recovery Amount	9,862,662.53

i.	Collections
i.	Total Trust Finance Charge Collections	347,090,805.70
ii.	Total Trust Principal Collections	2,204,285,957.70
iii.	Total Trust Collections	2,551,376,763.40

j.	Delinquency Data	Percentage	Total Receivables
i.	1-29 Days Delinquent	4.4314%	805,642,212.06
ii.	30-59 Days Delinquent	1.7468%	317,575,638.13
iii.	60-89 Days Delinquent	1.3395%	243,528,037.42
iv.	90-119 Days Delinquent	1.0642%	193,470,754.28
v.	120-149 Days Delinquent	0.8933%	162,415,115.88
vi.	150-179 Days Delinquent	0.6872%	124,943,870.01
vii.	180 or Greater Days Delinquent	0.0001%	12,381.44

IV. Series Performance Data

a.	Portfolio Yield (Finance Charge Collections + Recoveries - Aggregate Investor Default Amount + PAA Inv Proceeds / BOP Collateral)
i.	Current	7.3637%
ii.	Prior Monthly Period	7.3729%
iii.	Two Months Prior Monthly Period	11.1811%
iv.	Three-Month Average	8.6392%

b.	Base Rate (Noteholder Servicing Fee + Admin Fee + Monthly Interest + Swap Payments - Swap Receipts / BOP Collateral)
i.	Current	5.6156%
ii.	Prior Monthly Period	5.3680%
iii.	Two Months Prior Monthly Period	5.8464%
iv.	Three-Month Average	5.6100%

c.	Excess Spread Percentage (Portfolio Yield - Base Rate)
i.	Current	1.7481%
ii.	Prior Monthly Period	2.0049%
iii.	Two Months Prior Monthly Period	5.3347%
iv.	Quarterly Excess Spread Percentage	3.0292%

V. Investor Information Regarding Distributions to Noteholders
a.	The total amount of the distribution to Class A Noteholders per $1000 Note	0.224549
	Initial Principal Balance.

b.	The amount of the distribution set forth in paragraph a. above in respect of interest on	0.224549
	the Class A Notes, per $1000 Note Initial Principal Balance.

c.	The amount of the distribution set forth in paragraph a. above in respect of principal	0.000000
	on the Class A Notes, per $1000 Note Initial Principal Balance.

d.	The total amount of the distribution to Class B Noteholders per $1000 Note	0.329271
	Initial Principal Balance.

e.	The amount of the distribution set forth in paragraph d. above in respect of interest on	0.329271
	the Class B Notes, per $1000 Note Initial Principal Balance.

f.	The amount of the distribution set forth in paragraph d. above in respect of principal	0.000000
	on the Class B Notes, per $1000 Note Initial Principal Balance.

g.	The total amount of the distribution to Class C Noteholders per $1000 Note	0.466215
	Initial Principal Balance.

h.	The amount of the distribution set forth in paragraph g. above in respect of interest on	0.466215
	the Class C Notes, per $1000 Note Initial Principal Balance.

i.	The amount of the distribution set forth in paragraph g. above in respect of principal	0.000000
	on the Class C Notes, per $1000 Note Initial Principal Balance.

VI. Investor Information
a.	Class A Note Initial Principal Balance	790,000,000.00
b.	Class B Note Initial Principal Balance	110,000,000.00
c.	Class C Note Initial Principal Balance	52,500,000.00
d.	Initial Excess Collateral Amount	47,500,000.00
e.	Initial Collateral Amount	1,000,000,000.00

f.	Class A Note Principal Balance
i.	Beginning of Interest Period	790,000,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	790,000,000.00

g.	Class B Note Principal Balance
i.	Beginning of Interest Period	110,000,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	110,000,000.00

h.	Class C Note Principal Balance
i.	Beginning of Interest Period	52,500,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	52,500,000.00

i.	Excess Collateral Amount
i.	Beginning of Interest Period	30,000,000.00
ii.	Increase in Excess Collateral Amount in connection with Supplemental Indenture	0.00
iii.	Reduction in Excess Collateral Amount	30,000,000.00
iv.	As of Payment Date	0.00

j.	Collateral Amount
i.	Beginning of Interest Period	411,000,000.00
ii.	Increase in Excess Collateral Amount in connection with the Supplemental Indenture	0.00
iii.	Increase / Decrease in Unreimbursed Investor Charge-Offs	0.00
iv.	Increase / Decrease in Reallocated Principal Collections	0.00
v.	Reduction in Excess Collateral Amount	30,000,000.00
vi.	Principal Accumulation Account Deposit	381,000,000.00
vii.	As of Payment Date	0.00
viii.	Collateral Amount as a Percentage of Note Trust Principal Balance	0.0000%
ix.	Amount by which Note Principal Balance exceeds Collateral Amount	N/A

k.	Required Excess Collateral Amount	0.00

VII. Investor Charge-Offs and Reallocated Principal Collections
(Section references relate to Indenture Supplement)

a.	Beginning Unreimbursed Investor Charge-Offs	0.00
b.	Current Unreimbursed Investor Defaults	0.00
c.	Current Unreimbursed Investor Uncovered Dilution Amount	0.00
d.	Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(vii)	0.00
e.	Ending Unreimbursed Investor Charge-Offs	0.00
f.	Beginning Unreimbursed Reallocated Principal Collections	0.00
g.	Current Reallocated Principal Collections pursuant to Section 4.7	0.00
h.	Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(vii)	0.00
i.	Ending Unreimbursed Reallocated Principal Collections	0.00

VIII. Investor Percentages - BOP Balance and Series Account Information
a.	Allocation Percentage Numerator - for Finance Charge Collections and Default Amounts	506,250,000.00

b.	Allocation Percentage Numerator - for Principal Collections	1,000,000,000.00

c.	Allocation Percentage Denominator

i.	Aggregate Principal Receivables Balance as of Prior Monthly Period	17,736,417,981.66
ii.	Number of Days at Balance	31
iii.	Average Principal Balance	17,736,417,981.66

d.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to	15,884,866,287.28
	Finance Charge Collections and Default Amounts

e.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to	16,805,052,825.75
	Principal Collections

f.	Allocation Percentage, Finance Charge Collections and Default Amount (a. / greater of c.iii. or d.)	2.8543%
g.	Allocation Percentage, Principal Collections (b. / greater of c.iii. or e.)	5.6381%
h.	Series Allocation Percentage	3.1870%

IX. Collections and Allocations	Trust	Series

a. Finance Charge Collections	347,090,805.70	9,907,001.55
b. Recoveries	9,862,662.53	281,509.65
c. Principal Collections	2,204,285,957.70	124,280,221.63
d. Default Amount	148,794,618.93	4,247,039.96
e. Dilution	186,342,964.37	10,506,234.38
f. Investor Uncovered Dilution Amount	0.00	0.00
g. Dilution including Fraud Amount	187,821,565.50
h. Available Finance Charge Collections
i.	Investor Finance Charge Collections	9,907,001.55
ii.	Excess Finance Charge Collections allocable to Series 2005 – 1	10,791,016.45
iii.	Principal Accumulation Account Investment Proceeds	87,597.05
iv.	Investment earnings in the Reserve Account	0.00
v.	Reserve Account Draw Amount	0.00
vi.	Net Swap Receipts	0.00
vii.	Recoveries	281,509.65
i. Available Finance Charge Collections (Sum of h.i through h.vii)		21,067,124.70
j. Total Collections (c.Series + i.)		145,347,346.33
k. Total Finance Charge Collections deposited in the Collection Account		16,135,084.74
(net of any amounts distributed to Transferor and owed to Servicer)

X. Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

a. Available Finance Charge Collections	21,067,124.70

i. On a pari passu basis:
a. Payment to the Indenture Trustee, to a maximum of $25,000	0.00
b. Payment to the Trustee, to a maximum of $25,000	0.00
c. Payment to the Administrator, to a maximum of $25,000	11.15

ii. To the Servicer:
a. Noteholder Servicing Fee	685,000.00
b. Noteholder Servicing Fee previously due but not paid	0.00
c. Total Noteholder Servicing Fee	685,000.00

iii. On a pari passu basis:
a. Class A Monthly Interest	177,393.40
b. Class A Deficiency Amount	0.00
c. Class A Additional Interest	0.00
d. Class A Additional Interest not paid on prior Payment Date	0.00
e. Class A Net Swap Payments	2,939,595.48
f. Class A Net Swap Payments not paid on a prior Payment Date	0.00
iv. On a pari passu basis:
a. Class B Monthly Interest	36,219.79
b. Class B Deficiency Amount	0.00
c. Class B Additional Interest	0.00
d. Class B Additional Interest not paid on prior Payment Date	0.00
e. Class B Net Swap Payments	409,310.77
f. Class B Net Swap Payments not paid on a prior Payment Date	0.00
v. On a pari passu basis:
a. Class C Monthly Interest	24,476.30
b. Class C Deficiency Amount	0.00
c. Class C Additional Interest	0.00
d. Class C Additional Interest not paid on prior Payment Date	0.00
e. Class C Net Swap Payments	195,352.86
f. Class C Net Swap Payments not paid on a prior Payment Date	0.00
vi. To be treated as Available Principal Collections
a. Aggregate Investor Default Amount	4,247,039.96
b. Aggregate Investor Uncovered Dilution Amount	0.00

vii. To be treated as Available Principal Collections, to the extent not previously reimbursed
a. Investor Charge-offs	0.00
b. Reallocated Principal Collections	0.00

viii. Excess of Required Reserve Account Amount Over Available Reserve Account Amount	0.00

ix. Amounts required to be deposited to the Spread Account or Reserve Account	12,352,724.99

x.	To be treated as Available Principal Collections: Series Allocation Percentage of Minimum Free Equity Shortfall	0.00

xi. On a pari passu basis:
a. Partial or early termination or other additional amount owed to Class A Swap	0.00
Counterparty
b. Partial or early termination or other additional amount owed to Class B Swap Counterparty	0.00

c. Partial or early termination or other additional amount owed to Class C Swap	0.00
Counterparty

xii. Unless an Early Amortization Event has occurred, amounts that have not been paid pursuant to (a)(i) above		0.00

xiii.	The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, second, paid to the Transferor, to be applied in accordance with Section 8.6 of the Indenture unless:	0.00

a.	There is an Early Amortization Period, in which case Excess Finance Charge Collections will be used to pay Monthly Principal; or	0.00

b.	GE Capital's long term unsecured debt rating is Aa2 or lower by Moody's or AA or lower by S&P and the Free Equity Amount is less than the Minimum Free Equity Amount, in which case Excess Finance Charge Collections will be deposited to the Excess Funding Account up to such shortfall	0.00

XI. Excess Finance Charge Collections (Group One)
a.	Total Excess Finance Charge Collections in Group One	106,293,337.70
b.	Finance Charge Shortfall for Series 2005 – 1	10,791,016.45
c.	Finance Charge Shortfall for all Series in Group One	24,690,188.72
d.	Excess Finance Charges Collections Allocated to Series 2005 – 1	10,791,016.45

XII. Available Principal Collections and Distributions (Section references relate to Indenture Supplement)
a.	Investor Principal Collections	124,280,221.63
b.	Less: Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7	0.00
c.	Plus: Shared Principal Collections allocated to this Series	252,472,738.41
d.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi)	4,247,039.96
e.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vii)	0.00
f.	Plus: During an Early Amortization Period, the amount of Available Finance Charge Collections used to	0.00
	pay principal on the Notes pursuant to Section 4.4(a)(xii)
g.	Available Principal Collections (Deposited to Principal Account)	381,000,000.00

i.	During the Revolving Period, Available Principal Collections treated as Shared Principal	0.00
	Collections Pursuant to Section 4.4(b)
ii.	During the Controlled Accumulation Period, Available Principal Collections deposited to the	381,000,000.00
	Principal Accumulation Account pursuant to Section 4.4(c)(i),(ii)
iii.	During the Early Amortization Period, Available Principal Collections deposited to the	0.00
	Distribution Account pursuant to Section 4.4(c)
iv.	Series Shared Principal Collections available to Group One pursuant to Section 4.4(c)(iii)	0.00
v.	Principal Distributions pursuant to Section 4.4(e) in order of priority
a. Principal paid to Class A Noteholders	0.00
b. Principal paid to Class B Noteholders	0.00
c. Principal paid to Class C Noteholders	0.00
vi.	Total Principal Collections Available to Share (Inclusive of Series 2005 – 1)	1,740,643,616.50
vii.	Series Principal Shortfall	252,472,738.41
viii.	Shared Principal Collections allocated to this Series from other Series	252,472,738.41

XIII. Series 2005 – 1 Accumulation
a.	Controlled Accumulation Period Length in months (scheduled)	10.00
b.	Controlled Accumulation Amount	381,000,000.00
c.	Controlled Deposit Amount	381,000,000.00
d.	Accumulation Shortfall	0.00
e.	Principal Accumulation Account Balance
i.	Beginning of Interest Period	571,500,000.00
ii.	Controlled Deposit Amount	381,000,000.00
iii.	Withdrawal for Principal Payment	0.00
iv.	As of Payment Date	952,500,000.00

XIV. Reserve Account Funding (Section references relate to Indenture Supplement)

a. Reserve Account Funding Date (scheduled)	12/15/2009
b. Required Reserve Account Amount	12,352,724.99
c. Beginning Available Reserve Account Amount	0.00
d. Reserve Draw Amount	0.00
e. Deposit pursuant to 4.4(a)(viii) the excess of b. over c.	12,352,724.99
f. Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(d)	0.00
g. Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(e)	0.00
h. Ending Available Reserve Account Amount	12,352,724.99

XV. Spread Account Funding (Section references relate to Indenture Supplement)

a. Spread Account Percentage	0.00%
b. Required Spread Account Amount	0.00
c. Beginning Available Spread Account Amount	20,000,000.00
d. Withdrawal pursuant to 4.11 (a) - Section 4.4(a)(v) Shortfall	0.00
e. Withdrawal pursuant to 4.11 (b) - Class C Expected Principal Payment Date	0.00
f. Withdrawal pursuant to 4.11 (c) - Early Amortization Event	0.00
g. Withdrawal pursuant to 4.11 (d) - Event of Default	0.00
h. Deposit pursuant to 4.4 (a)(ix) - Spread Account Deficiency	0.00
i. Withdrawal pursuant to 4.11 (f) - Spread Account Surplus Amount	20,000,000.00
j. Ending Available Spread Account Amount	0.00
k. Investment Earnings on Spread Account distribute to holder of the Transferor Interest	0.00

XVI. Series Early Amortization Events
a. The Free Equity Amount is less than the Minimum Free Equity Amount	No

Free Equity:
i.	Free Equity Amount	1,917,626,506.49
ii.	Minimum Free Equity Amount	1,231,087,395.56
iii.	Excess Free Equity Amount	686,539,110.93

b. The Note Trust Principal Balance is less than the Required Principal Balance	No

Note Trust Principal Balance:
i.	Note Trust Principal Balance	17,586,962,793.77
ii.	Required Principal Balance	16,805,052,825.75
iii.	Excess Principal Balance	781,909,968.02

c. The three-month average Portfolio Yield is less than three-month average Base Rate	No

Portfolio Yield:
i.	Three month Average Portfolio Yield	Waived
ii.	Three month Average Base Rate	Waived
iii.	Three Month Average Excess Spread	Waived

d. The Note Principal Balance is outstanding beyond the Expected Principal Payment Date	No

i.	Expected Principal Payment Date	03/15/2010
ii.	Current Payment Date	12/15/2009

e. Are there any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments?	No

f. Are there any material breaches or pool of assets representations and warranties or covenants?	No

g. Are there any material changes in criteria used to originate, acquire, or select new pool assets?	No

h. Has an early amortization event occurred?	No

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder's Statement as of the 10th day of December 2009 .

GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer

By: /s/ Brian Doubles
Name: Brian Doubles
Title: Authorized Signatory